SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): May 11, 1998


GOLDEN MAPLE MINING AND LEACHING COMPANY, INC.
(Exact Name of Registrant as Specified in Charter)


Montana                         2-89616                    82-0369233
(State or Other Jurisdiction    (Commission                (IRS Employer
of Incorporation)               File Number)               Identification No.)


13005 Justice Avenue, Baton Rouge, LA              70816
(Address of Principal Executive Offices)          (Zip Code)

Registrant's telephone number, including area code:  (504) 292-3100

57 West 200 South, Suite 310, Salt Lake City, UT 84101
(Former Address)

Item 1.  Changes in Control of Registrant

(a) On May 11, 1998, the Company entered into an Agreement and Plan of Reorganization (the "Agreement") with Consolidated Medical Management, Inc., a Louisiana corporation ("Consolidated Medical"), and the sole shareholder of such entity, Sunni M. Wooley. The Agreement provided for the issuance of 1,850,000 shares of common stock of the Company in exchange for all of the outstanding shares of Consolidated Medical, which shares were owned by Ms. Wooley. In addition, as a condition of the closing of the Agreement, two new directors were nominated by Ms. Wooley to become directors of the Company. A special meeting of shareholders of the Company was called for and held on May 23, 1998 to approve the Agreement, to change the name of the Company to "Consolidated Medical Management, Inc.," and to elect three directors. At the meeting shareholders owning a majority of the voting control of the Company approved the Agreement, approved an amendment to the Articles of Incorporation to change the name of the Company, and elected three directors. Rand Eardley, an existing director of the Company was re-elected as a director, and Sunni M. Wooley and Peggy D. Behrens, nominees of Ms. Wooley, were also elected as directors. Mr. Oveson and Mr. Hess resigned as officers and directors of the Company in accordance with the conditions of the Agreement.

     The closing of the Agreement was held immediately following the special meeting of shareholders. At the closing the Company issued and delivered the 1,850,000 shares of common stock of the Company to Ms. Wooley and Ms. Wooley delivered a stock certificate to the Company representing all of the issued and outstanding shares of Consolidated Medical. In addition, each of the directors elected at the special meeting was qualified to take office. Immediately following the closing the new board of directors elected Ms. Wooley as the president, CEO, treasurer, and CFO of the Company, and elected Ms. Behrens as the secretary of the Company. Also, the principal executive office was changed to 13005 Justice Avenue, Baton Rouge, LA 70816. Set forth below is information about the business experience of Ms. Wooley and Ms.
Behrens:

     SUNNI M. WOOLEY has been the president and sole shareholder of Consolidated Medical since its inception in 1996. From January 1995 to approximately June 1996, she was the president of Healthlink Home Care Services of New Orleans, Inc., Healthlink Home Car Services of Baton Rouge, Inc., and Healthlink Home Care Services. Since 1994, Ms. Wooley has also been a student at Louisiana State University majoring in business finance. Age 22.

     PEGGY D. BEHRENS has been employed by Consolidated Medical since February 1998 as the Psychiatric Program Director. From 1992 to 1993, and from October 1996 to February 1998 she was employed as the Administrator/Director of Nursing by Healthlink Home Care Services of Baton Rouge, Inc. From June 1995 to March 1996 Ms. Behrens was employed as the Director of Nursing by DHCI Home Health Services, Inc. From 1990 to 1992 she was employed as a Nurse Manager Psychiatric ICU by Meadow Wood Hospital in Baton Rouge, Louisiana. Ms. Behrens received an associate degree in nursing in 1987 from the Iowa Western Community College, and became a certified psychiatric nurse in 1992 through the American Nurse Credentialing Center in Washington, D.C. Age 43.

     As a result of the closing of the Agreement and the issuance of the shares to Ms. Wooley, Ms. Wooley beneficially owns 1,850,000 shares or approximately 39% of the total outstanding shares.

     In a separate transaction, Milagro Holdings, Inc. ("Milagro"), a Delaware corporation owned and controlled by Howard M. Oveson, an officer, director, and principal shareholder of the Company prior to closing of the Agreement, sold 2,500,000 shares of the Company owned by it to Jaguar International Corp., an entity created under the Belize International Business Companies Act of 1990, as amended, which entity is owned and controlled by Mechell Naquin. Milagro received $100,000 for the sale of such stock. As a result of this transaction, Jaguar International Corp. And Ms. Naquin are believed to be the beneficial owners of the 2,500,000 shares which represents approximately 53% of the outstanding stock of the Company following the closing.

Item 2.  Acquisition or Disposition of Assets

(a) On May 23, 1998, the Company acquired all of the issued and outstanding stock of Consolidated Medial in the transaction set forth in Item 1 above. Consolidated Medical, a development stage company [?], was incorporated in the State of Louisiana on May 28, 1996. Consolidated Medical is a Baton Rouge based health care consulting and management firm. It currently provides financial and administrative services to three health care providers, all located in Louisiana. Services provided by the health care providers include skilled nursing (including high tech and psychiatric), physical, speech, and occupational therapy, medical social services and medical supplies sales.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
(a)The financial statements required by this item are not included in this initial report, but will be filed within 60 days after the date this initial report on Form 8-K is filed.

(b)The pro forma financial information required by this item is not included in this initial report, but will be filed within 60 days after the date this initial report on Form 8-K is filed.

(c)The following exhibits are filed with this report:

     Exhibit No.      Description                            Location

     2.1              Agreement and Plan of Reorganization   Attached


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Golden Maple Mining and Leaching Company, Inc.

Date: May 23, 1998                    By /s/ Sunni M. Wooley, President and
                                            Principal Financial Officer


EXHIBIT 2.1

AGREEMENT AND PLAN OF REORGANIZATION

     This Agreement and Plan of Reorganization (the "Agreement"), entered into this 11th day of May 1998, is by, between, and among Golden Maple Mining and Leaching Company, Inc., a publicly held Montana corporation (hereinafter the "Purchaser"), Consolidated Medical Management, Inc., a privately-held Louisiana corporation (hereinafter the "Private Company"), and the sole shareholder of the Private Company whose name and signature are set forth upon the signature page of this Agreement (the "Shareholder").

RECITALS:

     WHEREAS, the Purchaser wishes to acquire, and the Shareholders are willing to sell, all of the outstanding stock of the Private Company in exchange solely for a part of the voting stock of the Purchaser whereby the Shareholders would acquire a controlling interest of the Purchaser; and

     WHEREAS, the parties hereto intend to qualify such transaction as a tax-free exchange pursuant to Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended;

     NOW, THEREFORE, based upon the stated premises, which are incorporated herein by reference, and for and in consideration of the mutual covenants and agreements set forth herein, the mutual benefits to the parties to be derived herefrom, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Purchaser, the Private Company, and the Shareholders approve and adopt this Agreement and Plan of Reorganization and mutually covenant and agree with each other as follows:

     1.     Shares to be Transferred and Shares to be Issued.

          1.1 On the Closing Date the Shareholders shall transfer to the Purchaser certificates for the number of shares of the common stock of the Private Company described in Schedule "A," attached hereto and incorporated herein, which in the aggregate shall represent all of the issued and outstanding shares of the common stock of the Private Company.

          1.2 In exchange for the transfer of the common stock of the Private Company pursuant to subsection 1.1. hereof, the Purchaser shall on the Closing Date and contemporaneously with such transfer of the common stock of the Private Company to it by the Shareholders issue and deliver to the Shareholders the number of shares of common stock of the Purchaser specified on Schedule "A" hereof such that the Shareholders shall own approximately 39.23% of the outstanding common stock of the Purchaser.

     2. Representations and Warranties of the Shareholders. Each of the Shareholders, for himself, herself, or itself, and not for any other Shareholder, represents and warrants to the Purchaser as set forth below. These representations and warranties are made as an inducement for the Purchaser to enter into this Agreement and, but for the making of such representations and warranties and their accuracy, the Purchaser would not be a party hereto.

          2.1     Ownership of Stock.

               a. Each of the Shareholders is the record and beneficial owner and holder of the number of fully paid and nonassessable shares of the common stock of the Private Company listed in Schedule "A" hereto as of the date hereof and will continue to own such shares of the common stock of the Private Company until the delivery thereof to the Purchaser on the Closing Date and all such shares of common stock are or will be on the Closing Date owned free and clear of all liens, encumbrances, charges and assessments of every nature and subject to no restrictions with respect to transferability. Each of the Shareholders currently has, and will have at Closing, full power and authority to dispose, assign, and transfer his, her, or its shares of the Private Company in accordance with the terms hereof. Each of the Shareholders currently has, and will have at Closing, full power and authority to vote his, her, or its shares of the Private Company, without restriction of any kind.

               b. Except for this Agreement, there are no outstanding options, contracts, calls, commitments, agreements or demands of any character relating to the common stock of the Private Company listed in Schedule "A" and owned by each of the Shareholders.

          2.2 Accuracy of All Statements Made by the Shareholders. No representation or warranty by the Shareholders in this Agreement, nor any statement, certificate, schedule, or exhibit hereto furnished or to be furnished by or on behalf of the Shareholders pursuant to this Agreement, nor any document or certificate delivered to the Purchaser by the Shareholders pursuant to this Agreement or in connection with actions contemplated hereby, contains or shall contain any untrue statement of material fact or omits or shall omit a material fact necessary to make the statements contained therein not misleading.

      3. Representations and Warranties of the Private Company. The Private Company represents and warrants to the Purchaser as set forth below. These representations and warranties are made as an inducement for the Purchaser to enter into this Agreement and, but for the making of such representations and warranties and their accuracy, the Purchaser would not be a party hereto.

          3.1 Organization and Authority. The Private Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Louisiana with full power and authority to enter into and perform the transactions contemplated by this Agreement.

          3.2 Capitalization. As of the date of the Closing, the Private Company will have a total of no more than 100 shares of common stock issued and outstanding. All of the shares will have been duly authorized and validly issued and will be fully paid and nonassessable. There are no options, warrants, conversion privileges, or other rights presently outstanding for the purchase of any authorized but unissued stock of the Private Company.

          3.3 Performance of This Agreement. The execution and performance of this Agreement and the transfer of stock contemplated hereby have been authorized by the board of directors of the Private Company.

          3.4     Financials.   True copies of the financial statements of the
Private Company for the year ended December 31, 1997, and the period ended March 31, 1998, have been furnished to the Purchaser. Said financial statements are true and correct in all material respects and present an accurate and complete disclosure of the financial condition of the Private Company as of March 31, 1998, and the earnings for the periods covered, in accordance with generally accepted accounting principles applied on a consistent basis. Such financial statements meet the requirements of Regulation S-X and Item 7 of Form 8-K promulgated by the Securities and Exchange Commission.

          3.5 Liabilities. There are no material liabilities of the Private Company, whether accrued, absolute, contingent or otherwise, which arose or relate to any transaction of the Private Company, its agents or servants occurring prior to March 31, 1998, which are not disclosed by or reflected in said financial statements. As of the date hereof, there are no known circumstances, conditions, happenings, events or arrangements, contractual or otherwise, which may hereafter give rise to liabilities, except in the normal course of business of the Purchaser.

          3.6 Absence of Certain Changes or Events. Except as set forth in this Agreement, since March 31, 1998, there has not been (i) any material adverse change in the business, operations, properties, level of inventory, assets, or condition of the Private Company, or (ii) any damage, destruction, or loss to the Private Company (whether or not covered by insurance) materially and adversely affecting the business, operations, properties, assets, or conditions of the Private Company.

          3.7 Litigation. There are no legal, administrative or other proceedings, investigations or inquiries, product liability or other claims, judgments, injunctions or restrictions, either threatened, pending, or outstanding against or involving the Private Company or its subsidiaries, if any, or their assets, properties, or business, nor does the Private Company or its subsidiaries know, or have reasonable grounds to know, of any basis for any such proceedings, investigations or inquiries, product liability or other claims, judgments, injunctions or restrictions. In addition, there are no material proceedings existing, pending or reasonably contemplated to which any officer, director, or affiliate of the Private Company or as to which any of the Shareholders is a party adverse to the Private Company or any of its subsidiaries or has a material interest adverse to the Private Company or any of its subsidiaries.

          3.8 Taxes. All federal, state, foreign, county and local income, profits, franchise, occupation, property, sales, use, gross receipts and other taxes (including any interest or penalties relating thereto) and assessments which are due and payable have been duly reported, fully paid and discharged as reported by the Private Company, and there are no unpaid taxes which are, or could become a lien on the properties and assets of the Private Company, except as provided for in the financial statements of the Private Company, or have been incurred in the normal course of business of the Private Company since that date. All tax returns of any kind required to be filed have been filed and the taxes paid or accrued.

          3.9 Hazardous Materials. No hazardous material has been released, placed, stored, generated, used, manufactured, treated, deposited, spilled, discharged, released, or disposed of on or under any real property currently or previously owned or leased by the Private Company or any of its subsidiaries.

          3.10 Business Plan. All of the information contained in the business plan of the Private Company, a copy of which has been furnished to the Purchaser, is true and correct in all material respects and does not contain any untrue statement of material fact or omit a material fact necessary to make the statement contained therein not misleading.

          3.11 Accuracy of All Statements Made by the Private Company. No representation or warranty by the Private Company in this Agreement, nor any statement, certificate, schedule, or exhibit hereto furnished or to be furnished by or on behalf of the Private Company pursuant to this Agreement, nor any document or certificate delivered to the Purchaser by the Private Company pursuant to this Agreement or in connection with actions contemplated hereby, contains or shall contain any untrue statement of material fact or omits or shall omit a material fact necessary to make the statements contained therein not misleading.

     4. Representations and Warranties of the Purchaser. The Purchaser represents and warrants to the Private Company and to the Shareholders as set forth below. These representations and warranties are made as an inducement for the Private Company and the Shareholders to enter into this Agreement and, but for the making of such representations and warranties and their accuracy, the Private Company and the Shareholders would not be parties hereto.

          4.1 Organization and Good Standing. The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Montana with full power and authority to enter into and perform the transactions contemplated by this Agreement.

          4.2 Capitalization. As of the date of the Closing, the Purchaser will have a total of no more than 4,716,057 shares of common stock issued and outstanding, including the shares to be issued to the Shareholder. All of the shares will have been duly authorized and validly issued and will be fully paid and nonassessable. Except for the Purchaser's obligations hereunder with respect to the shares to be issued pursuant to subsection 1.2 hereof, there are no options, warrants, conversion privileges, or other rights presently outstanding for the purchase of any authorized but unissued stock of the Purchaser. As of the Closing, the Articles of Incorporation, as amended, of the Purchaser (the "Purchaser Articles") and as currently in effect shall be in the form previously furnished to the Private Company. The rights, preferences, and privileges of the common stock shall be as set forth in the Purchaser Articles.

          4.3 Performance of This Agreement. The execution and performance of this Agreement and the issuance of stock contemplated hereby have been authorized by the board of directors of the Purchaser.

          4.4 Financials. True copies of the financial statements of the Purchaser for the fiscal year ended December 31, 1997, and the period ended March 31, 1998, as contained in the Purchasers reports on Form 10-KSB and Form 10-QSB filed with the Securities and Exchange Commission, have been delivered by the Purchaser to the Private Company. These statements have been examined and certified by Terrence J. Dunne, Certified Public Accountant. Said financial statements are true and correct in all material respects and present an accurate and complete disclosure of the financial condition of the Purchaser as of March 31, 1998, and the earnings for the periods covered, in accordance with generally accepted accounting principles applied on a consistent basis.

          4.5 Liabilities. There are no material liabilities of the Purchaser, whether accrued, absolute, contingent or otherwise, which arose or relate to any transaction of the Purchaser, its agents or servants which are not disclosed by or reflected in said financial statements. As of the date hereof, there are no known circumstances, conditions, happenings, events or arrangements, contractual or otherwise, which may hereafter give rise to liabilities, except in the normal course of business of the Purchaser.

          4.6 Litigation. There are no legal, administrative or other proceedings, investigations or inquiries, product liability or other claims, judgments, injunctions or restrictions, either threatened, pending, or outstanding against or involving the Purchaser or its subsidiaries, if any, or their assets, properties, or business, nor does the Purchaser or its subsidiaries know, or have reasonable grounds to know, of any basis for any such proceedings, investigations or inquiries, product liability or other claims, judgments, injunctions or restrictions. In addition, there are no material proceedings existing, pending or reasonably contemplated to which any officer, director, or affiliate of the Purchaser is a party adverse to the Purchaser or any of its subsidiaries or has a material interest adverse to the Purchaser or any of its subsidiaries.

          4.7 Taxes. All federal, state, foreign, county and local income, profits, franchise, occupation, property, sales, use, gross receipts and other taxes (including any interest or penalties relating thereto) and assessments which are due and payable have been duly reported, fully paid and discharged as reported by the Purchaser, and there are no unpaid taxes which are, or could become a lien on the properties and assets of the Purchaser, except as provided for in the financial statements of the Purchaser, or have been incurred in the normal course of business of the Purchaser since that date. All tax returns of any kind required to be filed have been filed and the taxes paid or accrued.

          4.8 Hazardous Materials. No hazardous material has been released, placed, stored, generated, used, manufactured, treated, deposited, spilled, discharged, released, or disposed of on or under any real property currently or previously owned or leased by the Purchaser or any of its subsidiaries, except as set forth in the financial statements of the Purchaser.

          4.9 Legality of Shares to be Issued. The shares of common stock of the Purchaser to be issued by the Purchaser pursuant to this Agreement, when so issued and delivered, will have been duly and validly authorized and issued by the Purchaser and will be fully paid and nonassessable.

          4.10 Accuracy of All Statements Made by the Purchaser. No representation or warranty by the Purchaser in this Agreement, nor any statement, certificate, schedule, or exhibit hereto furnished or to be furnished by the Purchaser pursuant to this Agreement, nor any document or certificate delivered to the Private Company or the Shareholders pursuant to this Agreement or in connection with actions contemplated hereby, contains or shall contain any untrue statement of material fact or omits to state or shall omit to state a material fact necessary to make the statements contained therein not misleading.

     5.     Covenants of the Parties.

          5.1     Corporate Records.

               a. Simultaneous with the execution of this Agreement by the Private Company, is not previously furnished, such entity shall deliver to the Purchaser copies of the articles of incorporation, as amended, and the current bylaws of the Private Company, and copies of the resolutions duly adopted by the board of directors of the Private Company approving this Agreement and the transactions herein contemplated.

               b. Simultaneous with the execution of this Agreement by the Purchaser, if not previously furnished, such entity shall deliver to the Private Company copies of the Purchaser Articles, and the current bylaws of the Purchaser, and copies of the resolutions duly adopted by the board of directors of the Purchaser approving this Agreement and the transactions herein contemplated.

          5.2     Access to Information.

               a. The Purchaser and its authorized representatives shall have full access during normal business hours to all properties, books, records, contracts, and documents of the Private Company, and the Private Company shall furnish or cause to be furnished to the Purchaser and its authorized representatives all information with respect to its affairs and business as the Purchaser may reasonably request. The Purchaser shall hold, and shall cause its representatives to hold confidential, all such information and documents, other than information that (i) is in the public domain at the time of its disclosure to the Purchaser; (ii) becomes part of the public domain after disclosure through no fault of the Purchaser; (iii) is known to the Purchaser or any of its officers or directors prior to disclosure; or (iv) is disclosed in accordance with the written consent of the Private Company.
In the event this Agreement is terminated prior to Closing, the Purchaser shall, upon the written request of the Private Company, promptly return all copies of all documentation and information provided by the Private Company hereunder.

               b. The Private Company and its authorized representatives shall have full access during normal business hours to all properties, books, records, contracts, and documents of the Purchaser, and the Purchaser shall furnish or cause to be furnished to the Private Company and its authorized representatives all information with respect to its affairs and business the Private Company may reasonably request. The Private Company shall hold, and shall cause its representatives to hold confidential, all such information and documents, other than information that (i) is in the public domain at the time of its disclosure to the Private Company; (ii) becomes part of the public domain after disclosure through no fault of the Private Company; (iii) is known to the Private Company or any of its officers or directors prior to disclosure; or (iv) is disclosed in accordance with the written consent of the Purchaser. In the event this Agreement is terminated prior to Closing, the Private Company shall, upon the written request of the Purchaser, promptly return all copies of all documentation and information provided by the Purchaser hereunder.

          5.3 Actions Prior to Closing. From and after the date of this Agreement and until the Closing Date:

               a. The Purchaser and the Private Company shall each carry on its business diligently and substantially in the same manner as heretofore, and neither party shall make or institute any unusual or novel methods of purchase, sale, management, accounting or operation.

               b. Neither the Purchaser nor the Private Company shall enter into any contract or commitment, or engage in any transaction not in the usual and ordinary course of business and consistent with its business practices.

               c. Neither the Purchaser nor the Private Company shall amend its articles of incorporation or bylaws or make any changes in authorized or issued capital stock, except as provided in this Agreement.

               d. The Purchaser and the Private Company shall each use its best efforts (without making any commitments on behalf of the company) to preserve its business organization intact.

               e. Neither the Purchaser nor the Private Company shall do any act or omit to do any act, or permit any act or omission to act, which will cause a material breach of any material contract, commitment, or obligation of such party.

               f. The Purchaser and the Private Company shall each duly comply with all applicable laws as may be required for the valid and effective issuance or transfer of stock contemplated by this Agreement.

               g. Neither the Purchaser nor the Private Company shall sell or dispose of any property or assets, except products sold in the ordinary course of business.

               h. The Purchaser and the Private Company shall each promptly notify the other of any lawsuits, claims, proceedings, or investigations that may be threatened, brought, asserted, or commenced against it, its officers or directors involving in any way the business, properties, or assets of such party.

          5.4 Shareholders' Meeting ro Consent. The Purchaser shall promptly submit this Agreement and the transactions contemplated hereby for the approval of its stockholders and, subject to the fiduciary duties of the Board of directors of the Purchaser under applicable law, shall use its best efforts to obtain stockholder approval and adoption of this Agreement and the transactions contemplated hereby. In connection with such meeting of stockholders, the Purchaser shall prepare a proxy or information statement to be furnished to the shareholders of the Purchaser setting forth information about this Agreement and the transactions contemplated hereby. The Private Party shall promptly furnish to the Purchaser all information, and take such other actions, as may reasonably be requested in connection with any action to be taken by the Purchaser in connection with the immediately preceding sentence. The Private Company shall have the right to review and provide comments to the proxy or information statement prior to mailing to the shareholders of the Purchaser.

          5.5 No Covenant as to Tax or Accounting Consequences. It is expressly understood and agreed that neither the Purchaser nor its officers or agents has made any warranty or agreement, expressed or implied, as to the tax or accounting consequences of the transactions contemplated by this Agreement or the tax or accounting consequences of any action pursuant to or growing out of this Agreement.

          5.6 Indemnification. The Private Company and the Shareholders, severally and not jointly, shall indemnify Purchaser for any loss, cost, expense, or other damage (including, without limitation, attorneys' fees and expenses) suffered by Purchaser resulting from, arising out of, or incurred with respect to the falsity or the breach of any representation, warranty, or covenant made by the Private Company or the Shareholders herein, and any claims arising from the operations of the Private Company prior to the Closing Date. Purchaser shall indemnify and hold the Private Company and the Shareholders harmless from and against any loss, cost, expense, or other damage (including, without limitation, attorneys' fees and expenses) resulting from, arising out of, or incurred with respect to, or alleged to result from, arise out of or have been incurred with respect to, the falsity or the breach of any representation, covenant, warranty, or agreement made by Purchaser herein, and any claims arising from the operations of Purchaser prior to the Closing Date. The indemnity agreement contained herein shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any party and shall survive the consummation of the transactions contemplated by this Agreement.

          5.7 Publicity. The parties agree that no publicity, release, or other public announcement concerning this Agreement or the transactions contemplated by this Agreement shall be issued by any party hereto without the advance approval of both the form and substance of the same by the other parties and their counsel, which approval, in the case of any publicity, release, or other public announcement required by applicable law, shall not be unreasonably withheld or delayed.

          5.8 Expenses. Except as otherwise expressly provided herein, each party to this Agreement shall bear its own respective expenses incurred in connection with the negotiation and preparation of this Agreement, in the consummation of the transactions contemplated hereby, and in connection with all duties and obligations required to be performed by each of them under this Agreement.

          5.9 Further Actions. Each of the parties hereto shall take all such further action, and execute and deliver such further documents, as may be necessary to carry out the transactions contemplated by this Agreement.

     6. Conditions Precedent to the Purchaser's Obligations. Each and every obligation of the Purchaser to be performed on the Closing Date shall be subject to the satisfaction prior thereto of the following conditions:

          6.1 Truth of Representations and Warranties. The representations and warranties made by the Private Company and the Shareholders in this Agreement or given on their behalf hereunder shall be substantially accurate in all material respects on and as of the Closing Date with the same effect as though such representations and warranties had been made or given on and as of the Closing Date.

          6.2 Performance of Obligations and Covenants. The Private Company and the Shareholders shall have performed and complied with all obligations and covenants required by this Agreement to be performed or complied with by them prior to or at the Closing.

          6.3 Officer's Certificate. The Purchaser shall have been furnished with a certificate (dated as of the Closing Date and in form and substance reasonably satisfactory to the Purchaser), executed by an executive officer of the Private Company, certifying to the fulfillment of the conditions specified in subsections 6.1 and 6.2 hereof.

          6.4 No Litigation or Proceedings. There shall be no litigation or any proceeding by or before any governmental agency or instrumentality pending or threatened against any party hereto that seeks to restrain or enjoin or otherwise questions the legality or validity of the transactions contemplated by this Agreement or which seeks substantial damages in respect thereof.

          6.5 No Material Adverse Change. As of the Closing Date there shall not have occurred any material adverse change, financially or otherwise, which materially impairs the ability of the Private Company to conduct its business or the earning power thereof on the same basis as in the past.

          6.6 Shareholders' Approval. The holders of not less than a majority of the outstanding common stock of the Purchaser shall have voted for authorization and approval of this Agreement and the transactions contemplated hereby.

          6.7 Shareholders' Execution of Agreement. This Agreement shall have been duly executed and delivered by each of the parties owning in the aggregate all of the outstanding stock of the Private Company as of the Closing Date.

     7. Conditions Precedent to Obligations of the Private Company and the Shareholders. Each and every obligation of the Private Company and the Shareholders to be performed on the Closing Date shall be subject to the satisfaction prior thereto of the following conditions:

          7.1 Truth of Representations and Warranties. The representations and warranties made by the Purchaser in this Agreement or given on its behalf hereunder shall be substantially accurate in all material respects on and as of the Closing Date with the same effect as though such representations and warranties had been made or given on and as of the Closing Date.

          7.2 Performance of Obligations and Covenants. The Purchaser shall have performed and complied with all obligations and covenants required by this Agreement to be performed or complied with by it prior to or at the Closing.

          7.3 Officer's Certificate. The Private Company shall have been furnished with a certificate (dated as of the Closing Date and in form and substance reasonably satisfactory to the Private Company), executed by an executive officer of the Purchaser, certifying to the fulfillment of the conditions specified in subsections 7.1 and 7.2 hereof.

          7.4 No Litigation or Proceedings. There shall be no litigation or any proceeding by or before any governmental agency or instrumentality pending or threatened against any party hereto that seeks to restrain or enjoin or otherwise questions the legality or validity of the transactions contemplated by this Agreement or which seeks substantial damages in respect thereof.

          7.5 No Material Adverse Change. As of the Closing Date there shall not have occurred any material adverse change, financially or otherwise, which materially impairs the ability of the Purchaser to conduct its business.

          7.6 No Material Liabilities of Purchaser. As of the Closing Date the Purchaser shall have no liabilities which in the aggregate exceed $1,000.

     8.     Securities Law Provisions.

          8.1 Restricted Securities. Each of the parties hereto, severally and not jointly, represents that he, she, or it is aware that the shares issued or transferred to him, her, or it will not have been registered pursuant to the Securities Act of 1933, as amended (the "1933 Act"), or any state securities act, and thus will be restricted securities as defined in Rule 144 promulgated by the Securities and Exchange Commission (the "SEC"). Therefore, under current interpretations and applicable rules, he, she, or it will probably have to retain such shares for a period of at least one year and at the expiration of such one year period his, her, or its sales may be confined to brokerage transactions of limited amounts requiring certain notification filings with the SEC and such disposition may be available only if the issuer is current in its filings with the SEC under the Securities Exchange Act of 1934, as amended, or other public disclosure requirements.

          8.2 Non-distributive Intent. Each of the parties hereto, severally and not jointly, covenants and warrants that the shares received are acquired for his, her, or its own account and not with the present view towards the distribution thereof and he, she, or it will not dispose of such shares except (i) pursuant to an effective registration statement under the 1933 Act, or (ii) in any other transaction which, in the opinion of counsel acceptable to the issuer, is exempt from registration under the 1933 Act, or the rules and regulations of the SEC thereunder. In order to effectuate the covenants of this subsection, an appropriate legend will be placed upon each of the certificates of common stock issued or transferred pursuant to this Agreement, and stop transfer instructions shall be placed with the transfer agent for the securities.

          8.3     Evidence of Compliance with Private Offering Exemption.
Each of the parties hereto, severally and not jointly, hereby represents and warrants that he, she, or it, either individually or together with his, her, or its representative, has such knowledge and experience in business and financial matters that he, she, or it is capable of evaluating the risks of this Agreement and the transactions contemplated hereby, and that the financial capacity of such party is of such proportion that the total cost of such person's commitment in the shares would not be material when compared with his, her, or its total financial capacity. Upon the written request of the issuer of the securities issued or transferred pursuant to this Agreement, any party hereto shall provide such issuer with evidence of compliance with the requirements of any federal or state exemption from registration. The Purchaser and the Private Company shall each file, with the assistance of the other and its respective legal counsel, such notices, applications, reports, or other instruments as may be deemed by each of them to be necessary or appropriate in an effort to document reliance on such exemptions, unless an exemption requiring no filing is available in the particular jurisdiction, all to the extent and in the manner as may be deemed by such parties to be appropriate.

     9.     Change of Management.  Upon and as a condition of Closing this
Agreement:

          9.1 Prior to Closing the Purchaser will present to its shareholders for approval the election of Sunni M. Wooley and Peggy D. Behrens as directors of the Purchaser effective immediately following the Closing of this Agreement. Rand Eardley shall remain as a director of the Purchaser. Prior to Closing the Private Company will furnish material information of Sunni M. Wooley and Peggy D. Behrens as nominees to be elected by the shareholders of the Purchaser. Purchaser reserves the right to refuse to cause the nomination of any or all such persons as directors of Purchaser if, after review of the foregoing information concerning said persons, it is the opinion of Purchaser that the election of such persons would not be in the best interests of Purchaser.

          9.2 The Private Company reserves the right to terminate this Agreement if nominees selected by it are not elected or appointed as set forth above.

     10.     Closing.

          10.1 Time and Place. The Closing of this transaction ("Closing") shall take place at 57 West 200 South, Suite 310, Salt Lake City, Utah, at 10:00 am on May 22, 1998, or at such other time and place as the parties hereto shall agree upon. Such date is referred to in this Agreement as the "Closing Date."

          10.2 Documents To Be Delivered by the Private Company and the Shareholders. At the Closing the Private Company and the Shareholders shall deliver to the Purchaser the following documents:

               a. Certificates for the number of shares of common stock of the Private Company in the manner and form required by subsection 1.1 hereof.

               b. The certificate required pursuant to subsection 6.3 hereof.

               c. Such other documents of transfer, certificates of authority, and other documents as the Purchaser may reasonably request.

          10.3 Documents To Be Delivered by the Purchaser. At the Closing the Purchaser shall deliver to the Private Company and the Shareholders the following documents:

               a. Certificates for the number of shares of common stock of the Purchaser as determined in sub-section 1.2 hereof.

               b. The certificate required pursuant to subsection 7.3 hereof.

               c. Such other documents of transfer, certificates of authority, and other documents as the Private Company and the Shareholders may reasonably request.

     11. Termination. This Agreement may be terminated by the Purchaser or the Private Company by notice to the other if, (i) at any time prior to the Closing Date any event shall have occurred or any state of facts shall exist that renders any of the conditions to its or their obligations to consummate the transactions contemplated by this Agreement incapable of fulfillment, or
(ii) on May 31, 1998, if the Closing shall not have occurred. Following termination of this Agreement no party shall have liability to another party relating to such termination, other than any liability resulting from the breach of this Agreement by a party prior to the date of termination.

     12.     Miscellaneous.

          12.1 Notices. All communications provided for herein shall be in writing and shall be deemed to be given or made when served personally or when deposited in the United States mail, certified return receipt requested, addressed as follows, or at such other address as shall be designated by any party hereto in written notice to the other party hereto delivered pursuant to this subsection:

          Purchaser:               57 West 200 South
                                   Suite 310
                                   Salt Lake City, UT 84101

          Private Company
          and Shareholder:         13005 Justice Avenue
                                   Baton Rouge, LA 70816

          12.2 Default. Should any party to this Agreement default in any of the covenants, conditions, or promises contained herein, the defaulting party shall pay all costs and expenses, including a reasonable attorney's fee, which may arise or accrue from enforcing this Agreement, or in pursuing any remedy provided hereunder.

          12.3 Assignment. This Agreement may not be assigned in whole or in part by the parties hereto without the prior written consent of the other party or parties, which consent shall not be unreasonably withheld.

          12.4 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their heirs, executors, administrators, successors and assigns.

          12.5 Partial Invalidity. If any term, covenant, condition, or provision of this Agreement or the application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Agreement or application of such term or provision to persons or circumstances other than those as to which it is held to be invalid or unenforceable shall not be affected thereby and each term, covenant, condition, or provision of this Agreement shall be valid and shall be enforceable to the fullest extent permitted by law.

          12.6 Entire Agreement. This Agreement constitutes the entire understanding between the parties hereto with respect to the subject matter hereof and supersedes all negotiations, representations, prior discussions, letters of intent, and preliminary agreements between the parties hereto relating to the subject matter of this Agreement.

          12.7 Interpretation of Agreement. This Agreement shall be interpreted and construed as if equally drafted by all parties hereto.

          12.8 Survival of Covenants, Etc. All covenants, representations, and warranties made herein to any party, or in any statement or document delivered to any party hereto, shall survive the making of this Agreement and shall remain in full force and effect until the obligations of such party hereunder have been fully satisfied.

          12.9 Further Action. The parties hereto agree to execute and deliver such additional documents and to take such other and further action as may be required to carry out fully the transactions contemplated herein.

          12.10 Amendment. This Agreement or any provision hereof may not be changed, waived, terminated, or discharged except by means of a written supplemental instrument signed by the party or parties against whom enforcement of the change, waiver, termination, or discharge is sought.

          12.11 Full Knowledge. By their signatures, the parties acknowledge that they have carefully read and fully understand the terms and conditions of this Agreement, that each party has had the benefit of counsel, or has been advised to obtain counsel, and that each party has freely agreed to be bound by the terms and conditions of this Agreement.

          12.12 Headings. The descriptive headings of the various sections or parts of this Agreement are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

          12.13 Counterparts. This Agreement may be executed in two or more partially or fully executed counterparts, each of which shall be deemed an original and shall bind the signatory, but all of which together shall constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto executed the foregoing Agreement and Plan of Reorganization as of the day and year first above written.

PURCHASER:                    Golden Maple Mining and Leaching Company, Inc.

                              By /s/ Donald L. Hess, President


SHAREHOLDER:                  /s/ Sunni M. Wooley, Individually


PRIVATE COMPANY:              Consolidated Medical Management, Inc.

                              By /s/ Sunni M. Wooley, President


SCHEDULE "A"
TO THE
AGREEMENT AND PLAN OF REORGANIZATION


                     NO. OF SHARES OF           NO. OF SHARES OF
NAME OF              THE PRIVATE COMPANY        THE PURCHASER
SHAREHOLDER          TO BE TRANSFERRED          TO BE ISSUED

Sunni M. Wooley      100                        1,850,000